UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Franklin Resources, Inc.

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
☑	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1) Title of each class of securities to which transaction applies:
2) Aggregate number of securities to which transaction applies:
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
4) Proposed maximum aggregate value of transaction:
5) Total fee paid:
☐	Fee paid previously with preliminary materials:
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
1) Amount previously paid:
2) Form, Schedule or Registration Statement No.:
3) Filing Party:
4) Date Filed:

*** Exercise Your Right to Vote ***
Important Notice Regarding the Availability of Proxy Materials for the
Stockholder Meeting to Be Held on February 11, 2020.

FRANKLIN RESOURCES, INC.

ONE FRANKLIN PARKWAY
SAN MATEO, CA 94403-1906

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	December 13, 2019
Date: February 11, 2020 Time: 8:00 AM PT
Location:	H.L. JAMIESON AUDITORIUM
ONE FRANKLIN PARKWAY, BUILDING 920
SAN MATEO, CA 94403
Directions:	https://investors.franklinresources.com/investor-relations/stockholder-services/default.aspx#tab=annual
Admission Ticket - Not Transferable

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you plan to attend the Annual Meeting, please present this notice to gain admission to the meeting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before January 28, 2020 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow ➔XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote In Person: Many stockholder meetings have admission requirements including, but not limited to, the possession of an admission ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting admission. At the meeting, you will need to request a ballot to vote these shares.

Voting Items

The Board of Directors recommends a vote FOR all of the nominees listed.

1.	Election of Directors

Nominees:

	1a.	Peter K. Barker

	1b.	Mariann Byerwalter

	1c.	Gregory E. Johnson

	1d.	Jennifer M. Johnson

	1e.	Rupert H. Johnson, Jr.

	1f.	Anthony J. Noto

	1g.	Mark C. Pigott

	1h.	Laura Stein

	1i.	Seth H. Waugh

	1j.	Geoffrey Y. Yang

The Board of Directors recommends a vote FOR Proposal 2.

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2020.

The Board of Directors recommends a vote FOR Proposal 3.

3.	To approve the amendment and restatement of our 1998 Employee Stock Investment Plan, which includes increasing the number of shares of common stock authorized for issuance thereunder by 5,000,000 shares.

The Board of Directors recommends a vote FOR Proposal 4.

4.	To approve, on an advisory basis, the compensation of our named executive officers.